SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2000

            TIERS ASSET-BACKED SECURITIES, SERIES CHAMT TRUST 1997-7
            ---------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                 33-55860/        52-6880113
                                       33-357357
            ---------------------------------------------------------

     (STATE OR OTHER JURISDICTION      COMMISSION    (I.R.S. EMPLOYER
        OF INCORPORATION)              FILE NUMBER)   IDENTIFICATION NO.)

           c/o Delaware Trust Capital Management, Inc.
           c/o First Union Trust Co., N.A.
           920 King Street, One Rodney Square, 1st Floor
           WILMINGTON, DELAWARE                           19801
           -----------------------------------------------------------

           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       Registrant's telephone number, including area code (302)-888-7539

        ______________________________N/A______________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           NOT APPLICABLE.
Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           NOT APPLICABLE.
Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           NOT APPLICABLE.
Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           NOT APPLICABLE.
Item 5.    OTHER EVENTS.

           NOT APPLICABLE.
Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           NOT APPLICABLE.
Item 7.    FINANCIAL  STATEMENTS, PRO-FORMA FINANCIAL  INFORMATION AND EXHIBITS.

           (a)  NOT APPLICABLE.

           (b)  NOT APPLICABLE.

           (c)  EXHIBITS.

1. Indenture Trustee's Monthly Report in respect of the June 15, 2000 Distribution Date.

2.   Administrator's  Report in respect of the June 15, 2000  Distribution
     Date.

Item 8.    CHANGE IN FISCAL YEAR.

           NOT APPLICABLE.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               TIERS Asset-Backed Securities
                               Series CHAMT Trust 1997-7

                               By:  Delaware Trust Capital Management, Inc.,
                                     not in  its  individual capacity,
                                     but solely as Owner Trustee on behalf of
                                     TIERS Asset-Backed Securities,
                                     Series CHAMT Trust 1997-7

                               By:
                                   -----------------------
                               Name:   Sterling C. Correia
                               Title:  Vice President

Dated: June 15, 2000

                            EXHIBIT INDEX

EXHIBIT                                                            PAGE

1. Indenture  Trustee's  Report in respect of the
   June 15, 2000 Distribution Date                                5-6

2. Administrator's Report in respect of the
   June 15, 2000 Distribution                                     7-8